EXHIBIT 32


Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the following certifications are being made to accompany the Registrant's annual report on Form 10-K for the fiscal year ended June 30, 2003:

Certification of Chief Executive Officer

Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Greg Manning Auctions, Inc. (the "Company") hereby certifies, to such officer's knowledge, that:

     (i) the Annual Report on Form 10-K of the Company for the fiscal quarter ended May 31, 2003 (the "Report") fully complies with the requirements of
     Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

     (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:    September 8, 2003

                                          /s/ Greg Manning
                                          ------------------------------------
                                          Greg  Manning,  President  and Chief
                                          Executive Officer


Certification of Chief Financial Officer
----------------------------------------

Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Greg Manning Auctions, Inc. (the "Company") hereby certifies, to such officer's knowledge, that:

     (i) the Annual Report on Form 10-K of the Company for the fiscal quarter ended May 31, 2003 (the "Report") fully complies with the requirements of
     Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

     (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:     September 8, 2003

                                        /s/ Larry Crawford
                                        -----------------------------------
                                        Larry Crawford, Chief Financial Officer